U.S. Bancorp 2Q13 Earnings Conference Call U.S. Bancorp 2Q13 Earnings Conference Call July 17, 2013 Richard K. Davis Chairman, President and CEO Andy Cecere Vice Chairman and CFO Exhibit 99.2

Forward-looking Statements and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Continued
stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation. U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2012, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

2Q13 Earnings
Conference Call
2Q13 Highlights
Record net income of $1.5 billion; $0.76 per diluted common share
Average loan growth of 5.2% vs. 2Q12 and average loan growth of 1.2%
vs. 1Q13
Strong average deposit growth of 7.0% vs. 2Q12 and 1.0% vs. 1Q13
Net charge-offs declined 9.5% vs. 1Q13
Nonperforming assets declined 5.4% vs. 1Q13 (5.3% excluding covered assets)
Capital generation continues to reinforce capital position
•
Tier 1 common equity ratio estimated at 8.6% using final rules for Basel III standardized approach released July 2013
•
Tier 1 common equity ratio of 9.2%; Tier 1 capital ratio of 11.1%
Returned 73% of earnings to shareholders in 2Q13
•
Annual dividend increased from $0.78 to $0.92, an 18% increase
•
Repurchased 18 million shares of common stock during 2Q13

ROCE
ROA
20%
17%
14%
11%
8%
3.0%
2.5%
2.0%
1.5%
1.0%
16.5%
16.5%
15.6%
16.0%
16.1%
1.67%
1.70%
1.62%
1.65%
1.70%
2Q12
3Q12
4Q12
1Q13
2Q13

Efficiency Ratio
NIM
65%
60%
55%
50%
45%
4.0%
3.5%
3.0%
2.5%
2.0%
3.58%
3.59%
3.55%
3.48%
3.43%
51.1%
50.4%
52.6%
50.7%
51.7%
2Q12
3Q12
4Q12
1Q13
2Q13

usbancorp

2Q13 Earnings
Conference Call
Performance Ratios
ROCE and ROA
Efficiency Ratio and
Net Interest Margin
Return on Avg Common Equity Return on Avg Assets Efficiency Ratio Net Interest Margin
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net

2Q13 Earnings
Conference Call
$5,068
$5,179
$5,112
$4,874
$4,948
3,500
4,000
4,500
5,000
5,500
2Q12 3Q12 4Q12 1Q13 2Q13
Taxable-equivalent basis
Revenue Growth
Year-Over-Year Growth
8.1% 8.0% 0.2% (1.1%) (2.4%)
$ in millions

2Q13 Earnings
Conference Call
170.0
190.0
210.0
230.0
250.0
2Q12 3Q12 4Q12 1Q13 2Q13
Loans Deposits
Loan and Deposit Growth
Average Balances
Year-Over-Year Growth
$ in billions
7.7%
$214.1
7.3%
$216.9
6.4%
$220.3
5.8%
$222.4
5.2%
$225.2
10.5%
$231.3
11.1%
$239.3
9.2%
$243.8
7.3%
$245.0
7.0%
$247.4

## Net Charge-offs

800
600
400
200
0
3.00%
2.25%
1.50%
0.75%
0.00%
$520
$538
$54**
$468
$433
$392
0.98%
0.99%
0.89%***
0.85%
0.79%
0.70%
2Q12
3Q12
4Q12
1Q13
2Q13

## Nonperforming Assets*

3,200
2,400
1,600
800
0
3.00%
2.25%
1.50%
0.75%
0.00%
$2,256
$2,188
$109**
$2,088
$2,029
$1,921
1.11%
1.06%
0.98%
0.95%
0.88%
2Q12
3Q12
4Q12
1Q13
2Q13

2Q13 Earnings
Conference Call
Credit Quality
* Excluding Covered Assets (assets subject to loss sharing agreements with FDIC)  ** Related to a regulatory clarification in the treatment of residential mortgage and other consumer loans to borrowers who have exited bankruptcy but continue to make payments on their loans  *** Excluding $54 million of incremental charge-offs
$ in millions
Net Charge-offs (Left Scale)
NCOs to Avg Loans (Right Scale)
Nonperforming Assets (Left Scale)
NPAs to Loans plus ORE (Right Scale)

2Q13 Earnings
Conference Call
Earnings Summary
$ in millions, except per-share data
Taxable-equivalent basis
YTD YTD
2Q13 1Q13 2Q12 vs 1Q13 vs 2Q12 2013 2012 % B/(W)
Net Interest Income 2,672 $     2,709 $     2,713 $     (1.4)           (1.5)           5,381 $     5,403 $     (0.4)
Noninterest Income 2,276        2,165        2,355        5.1            (3.4)           4,441        4,594        (3.3)
Total Revenue 4,948        4,874        5,068        1.5            (2.4)           9,822        9,997        (1.8)
Noninterest Expense 2,557        2,470        2,601        (3.5)           1.7            5,027        5,161        2.6
Operating Income 2,391        2,404        2,467        (0.5)           (3.1)           4,795        4,836        (0.8)
Net Charge-offs 392           433           520           9.5            24.6          825           1,091        24.4
Excess Provision (30)            (30)            (50)            -- -- (60)            (140)          --
Income before Taxes 2,029        2,001        1,997        1.4            1.6            4,030        3,885        3.7
Applicable Income Taxes 585           614           619           4.7            5.5            1,199        1,202        0.2
Noncontrolling Interests 40             41             37             (2.4)           8.1            81             70             15.7
Net Income 1,484        1,428        1,415        3.9            4.9            2,912        2,753        5.8
Preferred Dividends/Other 79             70             70             (12.9)         (12.9)         149           123           (21.1)
NI to Common 1,405 $     1,358 $     1,345 $     3.5            4.5            2,763 $     2,630 $     5.1
Diluted EPS 0.76 $       0.73 $       0.71 $       4.1            7.0            1.49 $       1.38 $       8.0
Average Diluted Shares 1,853        1,867        1,898        0.7            2.4            1,860        1,904        2.3
% B/(W)

2Q13 Earnings
Conference Call
2Q13 Results - Key Drivers
vs. 2Q12
Net Revenue decline of 2.4%
•
Net interest income decline of 1.5%; net interest margin of 3.43% vs. 3.58% in 2Q12
•
Noninterest income decline of 3.4%
Noninterest expense decline of 1.7%
Provision for credit losses lower by $108 million
•
Net charge-offs lower by $128 million
•
Provision lower than NCOs by $30 million vs. $50 million in 2Q12
vs. 1Q13
Net Revenue growth of 1.5%
•
Net interest income decline of 1.4%; net interest margin of 3.43% vs. 3.48% in 1Q13
•
Noninterest income growth of 5.1%
Noninterest expense increase of 3.5%
Provision for credit losses lower by $41 million
•
Net charge-offs lower by $41 million
•
Provision lower than NCOs by $30 million vs. $30 million in 1Q13

2Q13 Earnings
Conference Call
Capital Position
$ in billions
RWA = risk-weighted assets
2Q13 1Q13 4Q12 3Q12 2Q12
Shareholders' equity 39.7 $    39.5 $    39.0 $    38.7 $    37.8 $
Tier 1 capital 32.2 31.8 31.2 30.8 30.0
Total risk-based capital 38.4 38.1 37.8 37.6 36.4
Tier 1 common equity ratio 9.2% 9.1% 9.0% 9.0% 8.8%
Tier 1 capital ratio 11.1% 11.0% 10.8% 10.9% 10.7%
Total risk-based capital ratio 13.3% 13.2% 13.1% 13.3% 13.0%
Leverage ratio 9.5% 9.3% 9.2% 9.2% 9.1%
Tangible common equity ratio 7.5% 7.4% 7.2% 7.2% 6.9%
Tangible common equity as a % of RWA 8.9% 8.8% 8.6% 8.8% 8.5%
Basel III
Tier 1 common equity ratio approximated
using proposed rules for the Basel III
standardized approach released June 2012 8.3% 8.2% 8.1% 8.2% 7.9%
Tier 1 common equity ratio estimated
using final rules for the Basel III
standardized approach released July 2013 8.6% - - - -

2Q13 Earnings
Conference Call
Capital Actions
Dividend increase announced June 18
•
Annual dividend increased from $0.78 to $0.92, an 18% increase
•
One year authorization to repurchase up to $2.25 billion of outstanding stock effective April 1, 2013
Returned 73% of earnings to shareholders during 2Q13
Reinvest and
Acquisitions
Dividends
Share
Repurchases
20 - 40% Targets: 30 - 40% 30 - 40%
27%
2Q13
Actual:
43% 30%
Earnings Distribution
th

2Q13 Earnings
Conference Call
Mortgage Repurchase
Mortgages Repurchased and Make-whole Payments
Mortgage Representation and Warranties Reserve
$ in millions 2Q13 1Q13 4Q12 3Q12 2Q12
Beginning Reserve $233 $240 $220 $216 $202
Net Realized Losses (16) (23) (32) (32) (31)
Change in Reserve (27) 16 52 36 45
Ending Reserve $190 $233 $240 $220 $216
Mortgages
repurchased
and make-whole
payments $41 $79 $57 $58 $58
Repurchase activity lower than
peers due to:
• Conservative credit and
underwriting culture
• Disciplined origination process -
primarily conforming loans
( 95% sold to GSEs)
Do not participate in private
placement securitization market
Outstanding repurchase and
make-whole requests balance
= $64 million

13 A Rich A Rich Heritage A Strong Future A Strong Future 1863 - 2013

14 2Q13 Earnings Conference Call Appendix

Year-Over-Year Growth
7.7%
7.3%
6.4%
5.8%
5.2%
$214.1
$216.9
$220.3
$222.4
$225.2
240
180
120
60
0
(0.1%)
5.1%
19.6%
3.0%
19.9%
(0.8%)
3.1%
20.4%
3.0%
18.8%
(0.8%)
1.9%
19.0%
2.9%
15.7%
(1.4%)
(1.5%)
19.2%
3.4%
14.3%
(2.2%)
(1.7%)
19.7%
3.7%
11.2%
Retail
Credit Card
Res Mtg
CRE
Commercial
Covered
2Q12
3Q12
4Q12
1Q13
2Q13

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usbancorp

2Q13 Earnings
Conference Call
Average Loans
Average Loans Key Points
$ in billions
vs. 2Q12
Average total loans grew by $11.1 billion, or 5.2%
Average total loans, excluding covered loans,
were higher by 7.2%
Average total commercial loans increased $6.7
billion, or 11.2%; average residential mortgage
loans increased $7.7 billion, or 19.7%
vs. 1Q13
Average total loans grew by $2.8 billion, or 1.2%
Average total loans, excluding covered loans,
were higher by 1.6%
Average total commercial loans increased $1.5
billion, or 2.2%; average residential mortgage
loans increased $1.8 billion, or 3.9%
Covered Commercial CRE Res Mtg Retail Credit Card

Year-Over-Year Growth
10.5%
11.1%
9.2%
7.3%
7.0%
$231.3
$239.3
$243.8
$245.0
$247.4

2Q13 Earnings
Conference Call
Average Deposits
Average Deposits Key Points
$ in billions
vs. 2Q12
Average total deposits increased by $16.1
billion, or 7.0%
Average low cost deposits (NIB, interest
checking, money market and savings)
increased by $18.1 billion, or 9.8%
vs. 1Q13
Average total deposits increased by $2.4
billion, or 1.0%
Average low cost deposits increased by $3.3
billion, or 1.6%
Time Money Market Checking and Savings Noninterest-bearing
Noninterest
-bearing
Checking
& Savings
Money
Market
Time
2.2%
15.0%
8.8% 7.6% (4.3%)
(1.2%)
6.5%
9.6%
15.6% 24.5%
8.1%
7.1%
4.7%
4.6%
6.4%
32.5%
16.2%
14.2%
4.4%
3.6%
0
70
140
210
280
2Q12 3Q12 4Q12 1Q13 2Q13

2Q13 Earnings
Conference Call
Net Interest Income
Net Interest Income Key Points
$ in millions
Taxable-equivalent basis
vs. 2Q12
Average earning assets grew by $8.2 billion,
or 2.7%
Net interest margin lower by 15 bps (3.43%
vs. 3.58%) driven by:
• Lower rates on investment securities and loans
• Partially offset by lower rates on deposits and
long-term debt
vs. 1Q13
Average earning assets declined by $2.1
billion, or 0.7%
Net interest margin lower by 5 bps (3.43% vs.
3.48%) driven by:
• Lower rates on investment securities and loans
Year-Over-Year Growth
6.6% 6.1% 4.1% 0.7% (1.5%)
$2,713
$2,783 $2,783
$2,709
$2,672
3.58%
3.59%
3.55%
3.48%
3.43%
0.0%
2.0%
4.0%
6.0%
8.0%
0
1,000
2,000
3,000
4,000
2Q12 3Q12 4Q12 1Q13 2Q13
Net Interest Income Net Interest Margin

Noninterest Income
Noninterest Income Key Points
$ in millions
Payments = credit and debit card revenue, corporate payment products revenue and merchant processing;
Service charges = deposit service charges, treasury management fees and ATM processing services
vs. 2Q12
Noninterest income declined by $79 million, or 3.4%,
driven by:
• Mortgage banking revenue decline of $94 million
• Lower corporate payments revenue (7.4% decline), mainly due to lower government and transportation-related transactions
• Higher trust and investment management fees (8.4% increase), due to improved market conditions and business expansion, and higher investment product fees (21.1% increase), due to higher sales volume and fees
• Higher merchant processing (3.9% increase) and higher credit and debit card revenue (3.8% increase)
• Lower other income, mainly due to lower equity investment and retail lease revenue
vs. 1Q13
Noninterest income grew by $111 million, or 5.1%,
driven by:
• Higher payments revenue (8.2% increase), primarily due to
seasonally higher transaction volumes
• Higher trust and investment management fees (2.2% increase)
and higher investment product fees (12.2% increase)
• Higher commercial products revenue (4.5% increase)
• Higher deposit service charges (4.6% increase) and treasury management fees (4.5% increase), mainly due to seasonally
higher transaction volumes
• Higher other income, mainly due to higher equity investment and other revenue, partially offset by lower retail lease revenue
Year-Over-Year Growth
9.7% 10.4% (4.2%) (3.3%) (3.4%)
$2,329
$2,165
$2,276
$2,355
$2,396
Trust and
Inv Mgmt
Service
Charges
All Other
Mortgage
Payments
All Other Mortgage Service Charges Trust and Inv Mgmt Payments
2,800
2,100
1,400
700
0
2Q12
3Q12
4Q12 1Q13
2Q13
2Q13 Earnings
Conference Call

2,800
2,100
1,400
700
0
5.4%
1.7%
(9.6%)
6.5%
(18.0%)
2Q12
3Q12
4Q12
1Q13
2Q13

2Q13 Earnings
Conference Call
Noninterest Expense
Noninterest Expense Key Points
$ in millions
vs. 2Q12
Noninterest expense was lower by $44 million, or
1.7%, driven by:
• Lower other expense, mainly due to prior year Visa accrual, lower FDIC insurance expense and costs related to OREO,
partially offset by higher costs related to investments in
affordable housing and other tax-advantaged projects
• Lower professional services expense (33.1% decline), due to reduction in mortgage servicing review-related costs
• Higher compensation (2.0% increase), primarily the result of growth in staffing and employee benefits (21.0% increase),
mainly due to higher pension costs
• Higher marketing and business development expense (20.0%
increase), mainly due to payments-related initiatives
vs. 1Q13
Noninterest expense was higher by $87 million, or
3.5%, driven by:
• Higher other expense, mainly due to higher insurance and
regulatory expense relative to the prior quarter, partially offset by lower OREO expense
• Higher marketing and business development expense (31.5%
increase) and higher professional services expense (16.7%
increase), driven by the timing of projects and initiatives
across a majority of the business lines
• Lower benefits expense (10.6% decrease), due mainly to
seasonally lower payroll taxes
All Other
Tech and Communications Prof Svcs, Marketing and PPS
Occupancy and Equipment Compensation and Benefits
2Q12 3Q12 4Q12 1Q13 2Q13
Mortgage servicing matters - $         - $         80 $       - $         - $
Total - $         - $         80 $       - $         - $
Notable Noninterest Expense Items
Year-Over-Year Growth
7.3% 5.4% (0.4%) (3.5%) (1.7%)
$2,601 $2,609
$2,686
$2,470
$2,557
Compensation
and Benefits
Occupancy
and Equipment
Prof Services,
Marketing
and PPS
Tech and Comm
All Other

Revolving Line Utilization Trend
40%
35%
30%
25%
20%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

2Q13 Earnings
Conference Call
Credit Quality
- Commercial Loans
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong new lending activity resulted in 2.6% linked quarter loan growth and 13.1% year-over-year growth even though utilization rates remained at historically low levels
Nonperforming loans and net charge-offs continued to improve year-over-year and were unchanged on a linked quarter basis
Early stage delinquencies remained at moderate levels
2Q12 1Q13 2Q13
Average Loans $54,362 $59,921 $61,507
30-89 Delinquencies 0.26% 0.20% 0.23%
90+ Delinquencies 0.07% 0.10% 0.10%
Nonperforming Loans 0.31% 0.14% 0.14%
$ in millions
$54,362
$56,655
$58,552
$59,921
$61,507
0.41% 0.41%
0.32%
0.22% 0.22%
0.0%
1.0%
2.0%
3.0%
4.0%
0
20,000
40,000
60,000
80,000
2Q12 3Q12 4Q12 1Q13 2Q13
Average Loans Net Charge-offs Ratio

2Q13 Earnings
Conference Call
Credit Quality
- Commercial Leases
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Net charge-offs improved materially year-over-year and rose modestly on a linked quarter basis
Nonperforming loans and early stage delinquencies improved year-over-year and on a linked quarter basis
2Q12 1Q13 2Q13
Average Loans $5,658 $5,378 $5,255
30-89 Delinquencies 0.83% 0.82% 0.74%
90+ Delinquencies 0.00% 0.00% 0.00%
Nonperforming Loans 0.40% 0.30% 0.27%
$ in millions
$5,658
$5,537
$5,377 $5,378
$5,255
1.07%
0.50%
0.37%
0.23%
0.31%
0.0%
1.0%
2.0%
3.0%
4.0%
0
2,000
4,000
6,000
8,000
2Q12 3Q12 4Q12 1Q13 2Q13
Average Loans Net Charge-offs Ratio
Commercial Leases

0.58%
0.27%
0.18%
0.21%
-0.18%

CRE Mortgage

CRE Construction

22
Credit Quality
- Commercial Real Estate
Key Statistics
Comments
Average loans increased 1.8% on a linked quarter basis
High levels of commercial real estate recoveries, reflecting continued improvement in market conditions
Early stage delinquencies remain stable year-over-year and on a linked quarter basis
Nonperforming loans continued to decline, down from the peak of 5.36% in 1Q10
2Q12 1Q13 2Q13
Average Loans $36,549 $37,218 $37,884
30-89 Delinquencies 0.24% 0.22% 0.23%
90+ Delinquencies 0.03% 0.02% 0.03%
Nonperforming Loans 1.89% 1.36% 1.11%
Performing TDRs* 596 526 494
$ in millions
Investor
$20,270
Owner
Occupied
$11,101
Multi-family
$2,085
Retail
$494
Residential
Construction
$1,385
A&D
Construction
$547
Office
$510
Other
$1,492
* TDR = troubled debt restructuring
Average Loans and Net Charge-offs Ratios
2Q13 Earnings
Conference Call
45,000
30,000
15,000
0
$36,549 $36,630 $36,851 $37,218
$37,884
0.9%
0.6%
0.3%
0.0%
-0.3%
2Q12 3Q12 4Q12 1Q13 2Q13
Average Loans
Net Charge-offs Ratio

2Q13 Earnings
Conference Call
Credit Quality
- Residential Mortgage
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong growth in high quality originations (weighted average FICO 763, weighted average LTV 65%) as average loans increased 3.9% over 1Q13, driven by demand for refinancing
Over 74% of the balances have been originated since the beginning of 2009, the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning
Net charge-offs continue to decline as housing values improve
2Q12 1Q13 2Q13
Average Loans $39,166 $45,109 $46,873
30-89 Delinquencies 0.86% 0.71% 0.78%
90+ Delinquencies 0.80% 0.54% 0.53%
Nonperforming Loans 1.65% 1.46% 1.43%
$ in millions
* Excluding $22 million related to a regulatory clarification in the treatment of loans to borrowers who have exited bankruptcy but continue to make payments on their loans
$39,166
$40,969
$43,156
$45,109
$46,873
1.12%
1.17%
0.88%
0.83%
0.63%
0.96%*
0.0%
1.0%
2.0%
3.0%
4.0%
0
15,000
30,000
45,000
60,000
2Q12 3Q12 4Q12 1Q13 2Q13
Average Loans Net Charge-offs Ratio Adjusted NCO Ratio
$2,011
$2,076 $2,087
$2,035
$2,084
0
1,000
2,000
3,000
4,000
2Q12 3Q12 4Q12 1Q13 2Q13
Residential Mortgage Performing TDRs**
** Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($1,851 million 2Q13)

2Q13 Earnings
Conference Call
2Q12 1Q13 2Q13
Average Loans $16,696 $16,528 $16,416
30-89 Delinquencies 1.20% 1.24% 1.17%
90+ Delinquencies 1.17% 1.26% 1.10%
Nonperforming Loans 1.12% 0.78% 0.65%
Credit Quality - Credit Card
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Increased loss rate driven by lower recoveries
Delinquencies remain at historically low levels
Nonperforming loans have decreased for eight consecutive quarters
$ in millions
$16,696
$16,551 $16,588
$16,528
$16,416
4.10%
4.01%
3.86%
3.93%
4.23%
0.0%
2.5%
5.0%
7.5%
10.0%
0
5,000
10,000
15,000
20,000
2Q12 3Q12 4Q12 1Q13 2Q13
Average Loans Net Charge-offs Ratio
$189
$163
$146
$127
$109
1.12%
0.99%
0.85%
0.78%
0.65%
0.0%
0.6%
1.2%
1.8%
2.4%
0
60
120
180
240
2Q12 3Q12 4Q12 1Q13 2Q13
Credit Card Nonperforming Loans

Home Equity
Prime: 95%
Wtd Avg LTV**: 72%
NCO: 1.27%
Subprime: 2%
Wtd Avg LTV**: 91%
NCO: 9.64%
Other: 3%
Wtd Avg LTV**: 73%
NCO: 1.83%

** LTV at origination

2Q13 Earnings
Conference Call
Credit Quality - Home Equity
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
High-quality originations (weighted average FICO 761, weighted average CLTV 71%) originated primarily through the retail branch network to existing bank customers on their primary residence
Net charge-off ratio declined on a linked quarter basis
2Q12 1Q13 2Q13
Average Loans $17,598 $16,434 $15,989
30-89 Delinquencies 0.71% 0.70% 0.74%
90+ Delinquencies 0.30% 0.27% 0.25%
Nonperforming Loans 0.91% 1.25% 1.23%
$ in millions
* Excluding $26 million related to a regulatory clarification in the treatment of loans to borrowerswho have exited bankruptcy but continue to make payments on their loans
$17,598
$17,329
$16,950
$16,434
$15,989
1.44%
2.04%
1.76%
1.80%
1.45%
1.44%*
0.0%
1.5%
3.0%
4.5%
6.0%
0
6,000
12,000
18,000
24,000
2Q12 3Q12 4Q12 1Q13 2Q13
Average Loans Net Charge-offs Ratio Adjusted NCO Ratio

4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

Credit Quality - Retail Leasing
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong year-over-year growth (9.7%) driven by high-quality originations (weighted average FICO 769)
Delinquencies remain relatively stable at very low levels
Strong used auto values continued to contribute to historically low net charge-offs
2Q12 1Q13 2Q13
Average Loans $5,151 $5,448 $5,653
30-89 Delinquencies 0.13% 0.12% 0.14%
90+ Delinquencies 0.00% 0.02% 0.00%
Nonperforming Loans 0.00% 0.02% 0.02%
$ in millions
* Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending value
9,000
6,000
3,000
0
$5,151
$5,256
$5,384 $5,448
$5,653
2Q12 3Q12 4Q12 1Q13
2Q13
0.00%
0.00%
0.07% 0.07%
-0.07%
1.5%
1.0%
0.5%
0.0%
130
120
110
100
Manheim Used Vehicle Index*
90
2Q13 Earnings
Conference Call
Average Loans
Net Charge-offs Ratio

-0.5%

Auto Loans
$12,575
Revolving
Credit
$3,249
Installment
$5,564
Student
Lending
$3,836

2Q13 Earnings
Conference Call
Credit Quality - Other Retail
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Year-over-year growth in Auto Loans continue to offset declines in Student Lending loan balances (see slide 28 for auto loan detail)
Delinquencies and nonperforming loans remain stable and at very low levels
2Q12 1Q13 2Q13
Average Loans $25,151 $25,364 $25,224
30-89 Delinquencies 0.51% 0.48% 0.46%
90+ Delinquencies 0.16% 0.16% 0.14%
Nonperforming Loans 0.09% 0.10% 0.11%
Installment
$5,564
$ in millions
* Excluding $5 million related to a regulatory clarification in the treatment of loans to borrowers who have exited bankruptcy but continue to make payments on their loans
$25,151
$25,406
$25,595
$25,364
$25,224
0.86%
1.06%
0.92%
0.83%
0.76%
0.98%*
0.0%
1.0%
2.0%
3.0%
4.0%
0
10,000
20,000
30,000
40,000
2Q12 3Q12 4Q12 1Q13 2Q13
Average Loans Net Charge-offs Ratio Adjusted NCO Ratio
Other Retail

2Q13 Earnings
Conference Call
Indirect and Direct Channel
Credit Quality - Auto Loans
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Continued growth in Auto Loans driven by high-quality originations (Indirect channel weighted average FICO 767, Direct channel weighted average FICO 750)
Low net charge-offs and delinquencies continue as used vehicle values remain strong
2Q12 1Q13 2Q13
Average Loans $11,974 $12,519 $12,575
30-89 Delinquencies 0.40% 0.30% 0.30%
90+ Delinquencies 0.04% 0.03% 0.02%
Nonperforming Loans 0.00% 0.02% 0.02%
$ in millions
Auto Loans are included in Other Retail category
Direct: 9%
Wtd Avg FICO: 748
NCO: 0.00%
Indirect: 91%
Wtd Avg FICO: 770
NCO: 0.00%
$11,974
$12,211
$12,540 $12,519 $12,575
0.13%
0.20%
0.22%
0.16%
0.00%
0.0%
0.2%
0.4%
0.6%
0.8%
0
4,000
8,000
12,000
16,000
2Q12 3Q12 4Q12 1Q13 2Q13
Average Loans Net Charge-offs Ratio

2Q13 Earnings
Conference Call
Non-GAAP Financial Measures
$ in millions 2Q13 1Q13 4Q12 3Q12 2Q12
Total equity 41,050 $    40,847 $    40,267 $    39,825 $    38,874 $
Preferred stock (4,756) (4,769) (4,769) (4,769) (4,769)
Noncontrolling interests (1,367) (1,316) (1,269) (1,164) (1,082)
Goodwill (net of deferred tax liability) (8,317) (8,333) (8,351) (8,194) (8,205)
Intangible assets (exclude mortgage servicing rights) (910) (963) (1,006) (980) (1,118)
Tangible common equity (a) 25,700 25,466 24,872 24,718 23,700
Tier 1 capital, determined in accordance with prescribed
regulatory requirements using Basel I definition 32,219 31,774 31,203 30,766 30,044
Preferred stock (4,756) (4,769) (4,769) (4,769) (4,769)
Noncontrolling interests, less preferred stock not eligible for Tier I capital (685) (684) (685) (685) (685)
Tier 1 common equity using Basel I definition (b) 26,778 26,321 25,749 25,312 24,590
Tangible common equity (as calculated above) 25,700 25,466 24,872 24,718 23,700
Adjustments
1
(43) 81 126 157 153
Tier 1 common equity approximated using proposed rules for the
Basel III standardized approach released June 2012 (c) 25,657 25,547 24,998 24,875 23,853
Tangible common equity (as calculated above) 25,700
Adjustments
2
195
Tier 1 common equity estimated using final rules for the
Basel III standardized approach released July 2013 (d) 25,895
1
Includes net losses on cash flow hedges included in accumulated other comprehensive income, unrealized losses on securities transferred from available-for-sale to held-to-maturity included in accumulated other comprehensive income and disallowed mortgage servicing rights
2
Includes net losses on cash flow hedges included in accumulated other comprehensive income and unrealized losses on securities transferred from available-for-sale to held-to-maturity included in accumulated other comprehensive income

2Q13 Earnings
Conference Call
Non-GAAP Financial Measures
$ in millions 2Q13 1Q13 4Q12 3Q12 2Q12
Total assets 353,415 $  355,447 $  353,855 $  352,253 $  353,136 $
Goodwill (net of deferred tax liability) (8,317) (8,333) (8,351) (8,194) (8,205)
Intangible assets (exclude mortgage servicing rights) (910) (963) (1,006) (980) (1,118)
Tangible assets (e) 344,188 346,151 344,498 343,079 343,813
Risk-weighted assets, determined in accordance with prescribed regulatory requirements using Basel I definition (f) 289,613 289,672 287,611 282,033 279,972
Adjustments
3
20,866 21,021 21,233 22,167 23,240
Risk-weighted assets approximated using proposed rules for the
Basel III standardized approach released June 2012 (g) 310,479 310,693 308,844 304,200 303,212
Risk-weighted assets, determined in accordance with prescribed regulatory requirements using Basel I definition 289,613
Adjustments
4
12,476
Risk-weighted assets estimated using final rules for the
Basel III standardized approach released July 2013 (h) 302,089
Ratios
Tangible common equity to tangible assets (a)/(e) 7.5% 7.4% 7.2% 7.2% 6.9%
Tangible common equity to risk-weighted assets using Basel I definition (a)/(f) 8.9% 8.8% 8.6% 8.8% 8.5%
Tier 1 common equity to risk-weighted assets using Basel I definition (b)/(f) 9.2% 9.1% 9.0% 9.0% 8.8%
Tier 1 common equity to risk-weighted assets approximated using proposed rules for the Basel III standardized approach released June 2012 (c)/(g) 8.3% 8.2% 8.1% 8.2% 7.9%
Tier 1 common equity to risk-weighted assets estimated using final rules for the Basel III standardized approach released July 2013 (d)/(h) 8.6% - - - -
2Q13 risk-weighted assets are preliminary data, subject to change prior to filings with applicable regulatory agencies
3
Includes higher risk-weighting for residential mortgages, unfunded loan commitments, investment securities and mortgage servicing rights, and other adjustments
4
Includes higher risk-weighting for unfunded loan commitments, investment securities and mortgage servicing rights, and other adjustments

U.S. Bancorp 2Q13 Earnings Conference Call U.S. Bancorp 2Q13 Earnings Conference Call July 17, 2013